This Assignment effective the 30th day of January, 2008.

ASSIGNMENT OF INVENTION - WORLDWIDE

This Assignment of Invention is made by:

Ahmad DOROUDIAN, of 4172 Doncaster Way, Vancouver, BC, V6S 1V9
                      (Full Address of Assignor #1)
                                     (“Assignor #1”)

Hassan SALARI, of 1517 W. 58 Ave, Vancouver, BC
                   (Full Address of Assignor #2)
                                     (“Assignor #2”)

and

Jonathan WILLMER, of Rue du Jura, 60, 1180 Rolle, Switzerland
                   (Full Address of Assignor #3)
                                     (“Assignor #3”)
                           (collectively, the “Assignor”)

IN CONSIDERATION of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby:

1. Sells, transfers and assigns to

NEUROKINE PHARMACEUTICALS, INC., of 1255 West Pender Street, Vancouver, British Columbia, V6E 2V1, Canada
                                     (the “Assignee ”)

and to all of the Assignee’s successors and assigns, the Assignor’s entire right, title and interest in Canada, United States and throughout the world in and to:

(a) the invention(s) and/or improvements relating to USE OF TNF-alpha TARGETING DRUGS IN POST CORONARY ARTERY BYPASS GRAFT (CABG) COGNITIVE IMPAIRMENT THERAPY as described and/or claimed in U.S. Patent Application No. 61/025,240 filed January 31, 2008;

(b) any and all applications, both Canadian and foreign, which the Assignor or Assignee, its successors or assigns, may file, either solely or jointly with others, on said invention(s) and/or improvements;

(c) any and all Letters Patent, both Canadian and foreign, which may issue from any of said applications, including all divisionals, continuations, continuations-in-part, renewals, reissues, substitutions and extensions thereof;

(d) all Convention or Treaty rights derived from any of said applications, including without limitation, all rights of priority in and to said applications; and

(e) the full and complete right to file applications for Letters Patent in the name of the Assignee, its successors or assigns, or in the Assignor’s name(s) at the election of the Assignee, its successors or assigns, on said invention(s) and/or improvements throughout the world.

2. Agrees to execute, upon the request and at the expense of the Assignee, its successors or assigns, any and all documents relating to divisional, continuation, and substitute applications for said invention(s) and/or improvements, and any necessary declaration, oath, or affidavit relating thereto, and any application for the reissue or extension of any Letters Patent that may be granted upon said applications, and any and all applications and other documents for Letters Patent in foreign countries on said invention(s) and/or improvements that the Assignee, its successors or assigns deems necessary or expedient.

3. Grants a power of attorney to the Assignee, its successors and assigns, to execute any and all such documents, declarations, oaths or affidavits referenced in clause (2) of this Agreement that the Assignor is unable or unwilling to execute.

4. Agrees to cooperate with the Assignee, its successors and assigns, upon the request and at the expense of the Assignee, its successors and assigns, and to the best of the Assignor’s ability, in any proceedings or transactions involving such applications or Letters Patent.

5. Grants to the Assignee, its successors and assigns, and to the firm of MBM & Co., whose full post office address is 2200 – 200 Granville Street, Vancouver, British Columbia V6C 1S4, Canada, the power to insert on this Assignment any further information as may be necessary to more particularly identify the patent application(s), and to correct any clerical error on this Assignment, as may be required by law for the recordation of this document at the patent office of any country throughout the world for which the Assignee, its successors or assigns seek the recordation of this document.

[signature page follows]

EXECUTION OF ASSIGNMENT OF INVENTION - WORLDWIDE

Execution by Assignor #1

ASSIGNOR #1:	WITNESS:

By: /s/ Ahmad Doroudian	By: /s/ Hassan Salari
(Signature)	(Signature)

Ahmad Doroudian	Hassan Salari
(Name in Print)	(Name in Print)

June 25, 2008
(Date Signed)

Vancouver, BC, Canada
(City & Country Where Assignment Executed)

Notarization of Witness to Signature of Assignor #1

I, Hassan Salari	, of 1517 W. 58 Ave, Vancouver, BC
(Witness Name)	(Witness Address)

declare that I was personally present and did witness the abovementioned Ahmad Doroudian duly sign and execute the above Assignment.

Sworn Before Me at Vancouver
(City)

Canada on June 25 2008
(Country) (Date)

/s/ Stewart L. Muglich	/s/ Hassan Salari
(Signature of Commissioner)	(Signature of Witness)

Stewart L. Muglich
(Name in Print)

A Commissioner for taking Oaths and Affidavits for the jurisdiction of British Columbia
(State, Province, etc)

My commission expires Unlimited
(Expiry Date)

EXECUTION OF ASSIGNMENT OF INVENTION - WORLDWIDE

Execution by Assignor #2

ASSIGNOR #2:	WITNESS:

By: /s/ Hassan Salari	By: /s/ Ahmad Doroudian
(Signature)	(Signature)

Hassan Salari	Ahmad Doroudian
(Name in Print)	(Name in Print)

June 25, 2008
(Date Signed)

Vancouver, BC, Canada
(City & Country Where Assignment Executed)

Notarization of Witness to Signature of Assignor #2

I, Ahmad Doroudian	, of 4172 Doncaster Way, Vancouver, BC, V6S 1V9
(Witness Name)	(Witness Address)

declare that I was personally present and did witness the abovementioned Hassan Salari duly sign and execute the above Assignment.

Sworn Before Me at Vancouver
(City)

Canada on June 25 2008
(Country) (Date)

/s/ Stewart L. Muglich	Ahmad Doroudian
(Signature of Commissioner)	(Signature of Witness)

Stewart L. Muglich
(Name in Print)

A Commissioner for taking Oaths and Affidavits for the jurisdiction of British Columbia
(State, Province, etc)

My commission expires Unlimited
(Expiry Date)

EXECUTION OF ASSIGNMENT OF INVENTION - WORLDWIDE

Execution by Assignor #3

ASSIGNOR #3:	WITNESS:

By: /s/ Jonathan Willmer	By: /s/ Ahmad Doroudian
(Signature)	(Signature)

Jonathan Willmer	Ahmad Doroudian
(Name in Print)	(Name in Print)

June 25, 2008
(Date Signed)

Vancouver, BC, Canada
(City & Country Where Assignment Executed)

Notarization of Witness to Signature of Assignor #3

I, Ahmad Doroudian	, of 4172 Doncaster Way, Vancouver, BC, V6S 1V9
(Witness Name)	(Witness Address)

declare that I was personally present and did witness the abovementioned Jonathan Willmer duly sign and execute the above Assignment.

Sworn Before Me at Vancouver
(City)

Canada on June 25 2008
(Country) (Date)

/s/ Stewart L. Muglich	Ahmad Doroudian
(Signature of Commissioner)	(Signature of Witness)

Stewart L. Muglich
(Name in Print)

A Commissioner for taking Oaths and Affidavits for the jurisdiction of British Columbia
(State, Province, etc)

My commission expires Unlimited
(Expiry Date)